Exhibit 10.10

FORM OF

JOINDER AGREEMENT

June [   ], 2016

[      ], a [        ] (the “Joinder Party”) is executing and delivering this Joinder Agreement pursuant to the Shareholders’ and Registration Rights Agreement, dated as of March 21, 2016 (the “SHRRA”), as it may be amended from time to time, by and among Nexeo Holdco, LLC, a Delaware limited liability company, and certain of its affiliates, WL Ross Sponsor LLC, a Delaware limited liability company, and WL Ross Holding Corp., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein have the respective meanings ascribed to them in the SHRRA.

By executing this Joinder Agreement and delivering it to the Company, the Joinder Party hereby agrees to become a party to, to be bound by, and to comply with the provisions of the SHRRA in the same manner as if the Joinder Party had been an original party thereto.

Each Party to the SHRRA is intended to be a third party beneficiary to this Joinder Agreement and shall be entitled to rely upon, and enforce this Joinder Agreement, to the same extent as if it is a signatory hereto.

[Remainder of Page Intentionally Left Blank]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

JOINDER PARTY

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

WL ROSS HOLDING CORP.

By:
Name:
Title:

WL ROSS SPONSOR LLC

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

NEXEO HOLDCO, LLC

By:
Name:
Title:

[Signature Page to Joinder Agreement]